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                                                                   Exhibit 4(a)
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                      UTILICORP CANADA FINANCE CORPORATION,
                                    AS ISSUER

                                       AND

                             UTILICORP UNITED INC.,
                                  AS GUARANTOR

                                       AND

                          BANK ONE TRUST COMPANY, N.A.,
                                   AS TRUSTEE




                           -------------------------



                                    INDENTURE



                            DATED AS OF JUNE 20, 2001



                           -------------------------





                                  SENIOR NOTES




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                                TABLE OF CONTENTS

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ARTICLE ONE      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..............1

   SECTION 101.  DEFINITIONS..........................................................1
      Act.............................................................................2
      Additional Amounts..............................................................2
      Affiliate.......................................................................2
      Authenticating Agent............................................................2
      Board of Directors..............................................................2
      Board Resolution................................................................2
      Business Day....................................................................2
      Commission......................................................................2
      Company Request or Company Order................................................2
      Corporate Trust Office..........................................................2
      corporation.....................................................................3
      Defaulted Interest..............................................................3
      Depositary......................................................................3
      Event of Default................................................................3
      Global Security.................................................................3
      Guarantee.......................................................................3
      Guarantor.......................................................................3
      Holder..........................................................................3
      Indenture.......................................................................3
      interest........................................................................3
      Interest Payment Date...........................................................3
      Issuer..........................................................................3
      Judgment Currency...............................................................4
      Maturity........................................................................4
      Officers' Certificate...........................................................4
      Opinion of Counsel..............................................................4
      Original Issue Discount Security................................................4
      Outstanding.....................................................................4
      Paying Agent....................................................................5
      Person..........................................................................5
      Place of Payment................................................................5
      Predecessor Security............................................................5
      Redemption Date.................................................................5
      Redemption Price................................................................5
      Regular Record Date.............................................................5
      Responsible Officer.............................................................5
      Securities......................................................................5
      Security Register and Security Registrar........................................5
      Special Record Date.............................................................6


                                       i

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      Stated Maturity.................................................................6
      Subsidiary......................................................................6
      Taxes...........................................................................6
      Taxing Authority................................................................6
      Trustee.........................................................................6
      Trust Indenture Act.............................................................6
      U.S. Government Obligations.....................................................6
      UtiliCorp.......................................................................6
      Vice President..................................................................7

   SECTION 102.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE...............................7
   SECTION 104.  ACTS OF HOLDERS......................................................8
   SECTION 105.  NOTICES, ETC., TO TRUSTEE AND GUARANTORS.............................9
   SECTION 106.  NOTICE TO HOLDERS; WAIVER............................................9
   SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT...................................10
   SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS............................10
   SECTION 109.  SUCCESSORS AND ASSIGNS..............................................10
   SECTION 110.  SEPARABILITY CLAUSE.................................................10
   SECTION 111.  BENEFITS OF INDENTURE...............................................10
   SECTION 112.  GOVERNING LAW.......................................................10
   SECTION 113.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS......................11
   SECTION 114.  JUDGMENT CURRENCY...................................................11
   SECTION 115.  LEGAL HOLIDAYS......................................................12

ARTICLE TWO      SECURITY FORMS......................................................12

   SECTION 201.  FORMS GENERALLY.....................................................12
   SECTION 202.  FORM OF GUARANTEE...................................................13
   SECTION 203.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.....................13

ARTICLE THREE    THE SECURITIES......................................................14

   SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES................................14
   SECTION 302.  DENOMINATIONS.......................................................16
   SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING......................17
   SECTION 304.  TEMPORARY SECURITIES................................................18
   SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.................18
   SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES....................20
   SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED......................21
   SECTION 308.  PERSONS DEEMED OWNERS...............................................22
   SECTION 309.  CANCELLATION........................................................22
   SECTION 310.  COMPUTATION OF INTEREST.............................................23

ARTICLE FOUR     SATISFACTION AND DISCHARGE..........................................23

   SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.............................23
   SECTION 402.  APPLICATION OF TRUST MONEY..........................................24

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   SECTION 403.  SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES OF ANY SERIES..25

ARTICLE FIVE     REMEDIES............................................................27

   SECTION 501.  EVENTS OF DEFAULT...................................................27
   SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..................29
   SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.....30
   SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM....................................30
   SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.........31
   SECTION 506.  APPLICATION OF MONEY COLLECTED......................................31
   SECTION 507.  LIMITATION ON SUITS.................................................32
   SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                 PRINCIPAL, PREMIUM AND INTEREST.....................................33
   SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES..................................33
   SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE......................................33
   SECTION 511.  DELAY OR OMISSION NOT WAIVER........................................33
   SECTION 512.  CONTROL BY HOLDERS..................................................34
   SECTION 513.  WAIVER OF PAST DEFAULTS.............................................34
   SECTION 514.  UNDERTAKING FOR COSTS...............................................34
   SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS....................................35

ARTICLE SIX      THE TRUSTEE.........................................................35

   SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.................................35
   SECTION 602.  NOTICE OF DEFAULTS..................................................36
   SECTION 603.  CERTAIN RIGHTS OF TRUSTEE...........................................36
   SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES..............37
   SECTION 605.  MAY HOLD SECURITIES.................................................37
   SECTION 606.  MONEY HELD IN TRUST.................................................38
   SECTION 607.  COMPENSATION AND REIMBURSEMENT......................................38
   SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.............................38
   SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.............................38
   SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...................39
   SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..............................40
   SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR
                 SUCCESSION TO BUSINESS..............................................41
   SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER....................41
   SECTION 614.  AUTHENTICATING AGENTS...............................................42

ARTICLE SEVEN    HOLDERS LISTS AND REPORTS BY TRUSTEE AND ISSUER.....................43

   SECTION 701.  ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS............43
   SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS..............44
   SECTION 703.  REPORTS BY TRUSTEE..................................................45


                                   iii


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   SECTION 704.  REPORTS BY ISSUER.........................................45

ARTICLE EIGHT    CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE..........46

   SECTION 801.  ISSUER AND GUARANTORS MAY CONSOLIDATE, ETC.,
                 ONLY ON CERTAIN TERMS.....................................46
   SECTION 802.  SUCCESSOR PERSON TO BE SUBSTITUTED........................47
   SECTION 803.  ASSIGNMENT OF ISSUER'S OBLIGATIONS........................47

ARTICLE NINE     SUPPLEMENTAL INDENTURES...................................47

   SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS........47
   SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS...........49
   SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES......................50
   SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.........................50
   SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.......................50
   SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES........50

ARTICLE TEN      COVENANTS.................................................50

   SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST................50
   SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY...........................50
   SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.........51
   SECTION 1004. CORPORATE EXISTENCE.......................................52
   SECTION 1005. MAINTENANCE OF PROPERTIES.................................53
   SECTION 1006. PAYMENT OF TAXES AND OTHER CLAIMS.........................53
   SECTION 1007. STATEMENT BY OFFICERS AS TO DEFAULT.......................53
   SECTION 1008. DEFEASANCE OF CERTAIN OBLIGATIONS.........................53
   SECTION 1009. WAIVER OF CERTAIN COVENANTS...............................55

ARTICLE ELEVEN   REDEMPTION OF SECURITIES..................................55

   SECTION 1101. APPLICABILITY OF ARTICLE..................................55
   SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.....................55
   SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.........55
   SECTION 1104. NOTICE OF REDEMPTION......................................56
   SECTION 1105. DEPOSIT OF REDEMPTION PRICE...............................57
   SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.....................57
   SECTION 1107. SECURITIES REDEEMED IN PART...............................57

ARTICLE TWELVE   SINKING FUNDS.............................................58

   SECTION 1201. APPLICABILITY OF ARTICLE..................................58
   SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.....58
   SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.................58


                                       iv

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ARTICLE THIRTEEN GUARANTEES................................................59

   SECTION 1301. GUARANTEE.................................................59
   SECTION 1302. EXECUTION AND DELIVERY OF GUARANTEES......................61
   SECTION 1303. RELEASE OF GUARANTEES.....................................62

Article FOURTEEN ADDITIONAL AMOUNTS; CERTAIN TAX PROVISIONS................62

   SECTION 1401. PAYMENT OF ADDITIONAL AMOUNTS.............................62
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                                       v
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          INDENTURE, dated as of June 20, 2001, among UTILICORP CANADA FINANCE
CORPORATION, an unlimited company duly organized and existing under the laws of the Province of Nova Scotia (the "ISSUER"), UTILICORP UNITED INC., a corporation duly organized and existing under the laws of the State of Delaware ("UTILICORP"), and BANK ONE TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (the "TRUSTEE").

                                    RECITALS:

          WHEREAS, the Issuer has duly authorized the execution and delivery of this indenture to provide for the issuance from time to time of certain of its unsecured senior notes (the "SECURITIES"), to be issued in one or more series as in this Indenture provided;

          WHEREAS, UtiliCorp has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its guarantees of the Securities on the terms and substantially in the form herein provided; and

          WHEREAS, all things necessary to make this Indenture a valid agreement, in accordance with its terms, have been done;

          NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the promises and the purchase of the Securities by the Holders thereof, the Issuer, UtiliCorp, and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United States and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and


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          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "ACT", when used with respect to any Holder, has the meaning specified in Section 104.

          "ADDITIONAL AMOUNTS" has the meaning specified in Section 1401.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AUTHENTICATING AGENT" means any Person authorized to authenticate and deliver Securities on behalf of the Trustee pursuant to Section 614.

          "BOARD OF DIRECTORS" means either the board of directors of the Issuer, UtiliCorp or any other Guarantor, as the case may be, or any duly authorized committee of that Board.

          "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer, UtiliCorp or any other Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "BUSINESS DAY", when used with respect to any Place of Payment, means each day which is not a Saturday, a Sunday or a day on which banking institutions in that Place of Payment are authorized or obligated by law to remain closed.

          "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Issuer, UtiliCorp, or any other Guarantor, as the case may be, by its Chairman of the Board, its President or a Vice President, or, if authorized by a power of attorney executed by any of such officers, by such other person as may be authorized in such power of attorney, and delivered to the Trustee.

          "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time this Indenture shall be administered, which at the date hereof is Bank One Trust Company, N.A., 1 Bank One Plaza, Suite IL1-0823, Chicago, Illinois 60670-0823.


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          "CORPORATION" includes corporations, associations, companies, limited liability companies and business trusts.

          "DEFAULTED INTEREST" has the meaning specified in Section 307.

          "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to
Section 301, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided pursuant to Section 301 with respect to the Securities of a series, any successor to such Person. If at any time there is more than one such Person designated as Depository, "Depositary" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

          "EVENT OF DEFAULT" has the meaning specified in Section 501.

          "GLOBAL SECURITY" means a Security evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee and registered in the name of such Depositary or nominee.

          "GUARANTEE" means the unconditional guarantee by UtiliCorp or any other Guarantor of the due and punctual payment of principal and interest on the Securities of any series when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, upon a call for redemption or otherwise in accordance with the terms of this Indenture.

          "GUARANTOR" means UtiliCorp until a successor replaces UtiliCorp pursuant to the applicable provisions of this Indenture and, thereafter, "Guarantor" shall mean such successor.

          "HOLDER" means a Person in whose name a Security is registered in the Security Register.

          "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "INTEREST", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "ISSUER" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Issuer" shall mean such successor corporation.


                                       3
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          "JUDGMENT CURRENCY" has the meaning specified in Section 114.

          "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration herein of acceleration, call for redemption or otherwise.

          "OFFICERS' CERTIFICATE" means a certificate signed by any one of the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer, UtiliCorp or any other Guarantor, as the case may be, and delivered to the Trustee.

          "OPINION OF COUNSEL" means a written opinion of counsel, who may be an employee of or regular counsel for the Issuer, UtiliCorp or any other Guarantor, as the case may be, or may be other counsel satisfactory to the Trustee.

          "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, and (b) Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining


                                       4
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whether the Trustee shall be protected in relying upon any such request demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned as described in (b) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

          "PAYING AGENT" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer.

          "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in or as contemplated by Section 301.

          "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest.

          "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer assigned to administer corporate trust matters, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.


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          "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "SUBSIDIARY" means a corporation more than 50% of the outstanding voting interests of which is owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries, or by the Issuer and one or more other Subsidiaries. For the purposes of this definition, "voting interests" means stock or similar equity interests which ordinarily has voting power for the election of directors or governing body of the corporation, whether at all times or only so long as no senior class of stock or similar equity interests have such voting power by reason of any contingency.

          "TAXES" has the meaning specified in Section 1401.

          "TAXING AUTHORITY" has the meaning specified in Section 1401.

          "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of that series.

          "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "U.S. GOVERNMENT OBLIGATIONS" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of a holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          "UTILICORP" means the Person named as "UtiliCorp" in the first paragraph of this instrument, and includes its permitted successors and assigns.

          "VICE PRESIDENT", when used with respect to the Issuer, UtiliCorp, any other Guarantor, or the Trustee, as the case may be, means any vice president or assistant vice president, whether or not designated by a number or a word or words added before or after the title "vice president" or "assistant vice president".

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

          Except as otherwise expressly provided by this Indenture, upon any application or request by the Issuer or any Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or such Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with; and

          (5) a statement that no Event of Default exists under this Agreement.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Issuer or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or such Guarantor stating that the information with respect to such factual matters is in the possession of the Issuer or such Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby, expressly required, to the Issuer.

          Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to, as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Issuer, UtiliCorp or such other Guarantor, as the case may be, if made in the manner provided in this Section.

          Without limiting the generality of the foregoing, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 301, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices.

          (b) The fact and date of the execution by any Person of any such instrument, writing or proxy may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument, writing or proxy acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument, writing or proxy, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  NOTICES, ETC., TO TRUSTEE, ISSUER AND GUARANTORS.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder, or by the Issuer, UtiliCorp, or any other Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration,

          (2) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class air mail postage prepaid, to the Issuer addressed to it at 2500 - 140 4th Avenue SW Calgary, Alberta T2P 3N3 Canada, Attention: Corporate Secretary or at any other address previously furnished in writing to the Trustee by the Issuer, with a copy to UtiliCorp (at the address set forth below),

          (3) UtiliCorp by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class air mail postage prepaid, to UtiliCorp addressed to it at 20 West Ninth Street, Kansas City, Missouri 64105,
     Attention: Corporate Secretary or at any other address previously furnished in writing to the Trustee by UtiliCorp, or

          (4) any other Guarantor by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class air mail postage prepaid, to such Guarantor at the address provided in the supplemental indenture providing for its Guarantee of the Securities.

SECTION 106.  NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision or the requirement of the Trust Indenture Act shall control.

SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Issuer or any Guarantor shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

          This Indenture, the Securities and each Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

SECTION 113.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

          Each of the Issuer and UtiliCorp agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Indenture, any Security and any Guarantee or any other document or the transactions contemplated hereby or thereby may be instituted in any state or federal court in The City of New York, State of New York, United States of America, irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

          Each of the Issuer and UtiliCorp hereby irrevocably and unconditionally designates and appoints CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. (and any successor entity) as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT Corporation shall be deemed in every respect effective service of process upon the Issuer in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Issuer or UtiliCorp, as the case may be. Said designation and appointment shall be irrevocable. Nothing in this Section 113 shall affect the right of the Holders to serve process in any manner permitted by law or limit the right of the Holders to bring proceedings against the Issuer or UtiliCorp in the courts of any jurisdiction or jurisdictions. Each of the Issuer and UtiliCorp further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation in full force and effect so long as the Securities are outstanding. Each of the Issuer and UtiliCorp hereby irrevocably and unconditionally authorizes and directs CT Corporation to accept such service on its behalf. If for any reason CT Corporation ceases to be available to act as such, each of the Issuer and UtiliCorp agrees to designate a new agent in New York City.

          To the extent that the Issuer or UtiliCorp has or hereafter may acquire any immunity from jurisdiction of any court (including, without limitation, any court in the United States, the State of New York, Canada or any political subdivision thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Indenture, the Securities, any Guarantee or any other documents or actions to enforce judgments in respect of any thereof, each of the Issuer and UtiliCorp hereby irrevocably waives such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extend permitted by law.

SECTION 114.  JUDGMENT CURRENCY.

          If pursuant to a judgment or order being made or registered against the Issuer or UtiliCorp, any payment under or in connection with this Indenture, any Securities or any Guarantee to a Holder is made or satisfied in a currency (THE "JUDGMENT CURRENCY") other than in United States dollars then, to the extent that the payment (when converted into United States dollars at the rate of exchange on the date of payment or, if it is not practicable for such Holder to purchase United States dollars with the Judgment Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so) actually received by such Holder falls short of the amount due under the terms of this Indenture, and Securities or any Guarantee, each of the Issuer and UtiliCorp shall, to the extent permitted by law, as separate and independent obligations, indemnify and hold harmless such Holder against the amount of such shortfall and such indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. For the purpose of this Section, "rate or exchange" means the rate at which the Holder is able on the relevant date to purchase United States dollars with the Judgment Currency and shall take into account any premium and other costs of exchange.

SECTION 115.  LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.  FORMS GENERALLY.

          The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution of the Issuer or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officer or officers executing such Securities, as evidenced by the officer's or officers' execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution of the Issuer, a copy of an appropriate record of such action shall be certified by the Secretary or Assistant Secretary of the Issuer, or any other authorized officer of the Issuer, and delivered to the Trustee at or prior to the delivery by the Issuer of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officer or officers executing such Securities, as evidenced by the officer's or officers' execution of such Securities.

SECTION 202.  FORM OF GUARANTEE.

          The form of Guarantee shall be set forth on the Securities substantially as follows:

                                    GUARANTEE

          For value received, UtiliCorp absolutely, unconditionally and irrevocably guarantees to the holder of this Security the payment of principal of, interest on and Additional Amounts in respect of the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, on such Security, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Securities, to the holder of such Security and the Trustee, all in accordance with and subject to the terms and limitations of such Security and Article Thirteen of the Indenture. This Guarantee ranks PARI PASSU to the existing and future unsecured and unsubordinated indebtedness of UtiliCorp. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

                                       UTILICORP UNITED INC.

                                       By:
                                           -------------------------
                                           Name:
                                           Title:

SECTION 203.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                       Bank One Trust Company, N.A., as Trustee


                                       By
                                         ----------------------------------
                                               Authorized Signatory


                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series and shall be direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and PARI PASSU with all existing and future unsecured and unsubordinated indebtedness of the Issuer. There shall be established in or pursuant to a Board Resolution, and, subject to Section 303, set forth or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906, or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name the Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of the Securities of the series is payable;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

          (6) the place or places, if any, in addition to or in the place of the office of the Trustee in The City of New York where the principal of and premium, if any, and interest, if any, on Securities, of the series shall be payable and where such Securities may be registered or transferred;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer;

          (8) the obligation, if any, of the Issuer to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (11) if other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency, including composite currencies such as the European Currency Unit, in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable;

          (12) if the principal of and premium, if any, or interest, if any, on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (13) if the amount of payments of principal of and premium, if any, or interest, if any, on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

          (14) any provisions permitted by this Indenture relating to Events of Default or covenants of the Issuer with respect to such series of Securities; and

          (15) if the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities, (i) whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series of like tenor and of authorized form and denomination and the circumstances under which any such changes may occur, if other than in the manner provided in Section 305 and (ii) the Depositary for such Global Security or Securities;

          (16) if the principal of and premium, if any, or interest, if any, on the Securities of the series are to be payable, or are to be payable at the election of the Issuer or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such selection may be made;

          (17) to the extent not established pursuant to subsection (15) of this paragraph, any limitations on the rights of the Holders of the Securities of such series to transfer or exchange such Securities or to obtain the registration or transfer thereof, and if a service charge will be made for the registration of transfer or exchange of Securities of such series, the amount or terms thereof; and

          (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series, including the form of Security of such series, are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary or other authorized officer of the Issuer, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such series of Securities.

          Unless otherwise provided, a series may be reopened, without the consent of the Holders, for increases in the aggregate principal amount of such series of Securities and issuances of additional Securities of such series; provided that such additional Securities will rank equally with the Securities of the series previously issued in all respect (except for the payment of interest accrued on or prior to the issue date of such additional Securities or except for the first payment of interest following the issue date of such additional Securities) so that such additional Securities will be consolidated and form a single series with the Securities of the series previously issued and will have the same terms as to status, redemption and otherwise. No additional Securities may be issued if an Event of Default under the Indenture has occurred and is continuing with respect to the Securities.

SECTION 302.  DENOMINATIONS.

          The Securities of each series shall be issuable in registered form without coupons, except as otherwise expressly provided in a supplemental indenture hereto, in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and in integral multiples thereof.

SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Issuer by its Chairman of the Board, its President or one of its Vice Presidents or other Person duly authorized by the Board of Directors of the Issuer, and which need not be attested or have its corporate seal reproduced thereon. The Securities of any series shall be executed by such additional officer, if any, as shall be specified pursuant to Section 301. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signature of any individual who was at any time the proper officer of the Issuer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such office at the date of authentication of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities (with Guarantees endorsed thereon) of any series executed by the Issuer to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) that such form has been established in conformity with the provisions of Section 201 of this Indenture;

          (b) that such terms have been established in conformity with the provisions of Section 301 of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, protections or immunities under the Securities and this Indenture or, otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security (and Guarantee endorsed thereon) a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.  TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities of any series, the Issuer may execute, the Guarantors shall endorse, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officer or officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such Series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Issuer shall execute, the Guarantor shall endorse and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Issuer shall execute, the Guarantor shall endorse and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, any Security or Securities of any series, other than a Global Security may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, the Guarantor shall endorse and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, a Global Security of any series shall be exchangeable pursuant to this Section for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section if (x) such Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, (y) the Issuer executes and delivers to the Trustee an Officers' Certificate providing that such Global Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for a Global Security shall be of the same series, of like tenor, in authorized denominations and in the aggregate having the same principal amount as the Global Security to be exchanged, and shall be registered in such names as the Depositary for such Global Security shall direct.

          Notwithstanding any other provision of this Section, a Global Security may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any nominee to a successor of such Depositary or a nominee of such successor.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906 or 1107 not involving any transfer.

          The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          None of the Issuer, any Guarantor, the Trustee or any Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising, or reviewing any records relating to such beneficial interests.

SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, any Guarantor and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and any Guarantor) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Issuer may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.  PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer, the Issuer, UtiliCorp, any other Guarantor, the Trustee and any agent of the Issuer, UtiliCorp any other Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Issuer, UtiliCorp, any other Guarantor, the Trustee or any agent thereof shall be affected by notice to the contrary. All such payments so made to any such person, or upon such person's order, shall be valid, and to the extent of the sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Issuer, UtiliCorp, any other Guarantor, the Trustee, and any agent of the Issuer, UtiliCorp, any other Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as holder of any Security.

SECTION 309.  CANCELLATION.

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order of the Issuer.

SECTION 310.  COMPUTATION OF INTEREST.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer or any Guarantor and thereafter repaid to the Issuer or such Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, or

               (iv) are deemed paid and discharged pursuant to Section 403, as applicable,

     and the Issuer or any Guarantor, in the case of (i), (ii), (iii) or (iv) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of (a) money in the currency or units of currency in which such Securities are payable, or (b) in the case of (ii) or (iii) above and (except as provided in an indenture supplemental hereto) if no Securities of any series Outstanding are subject to repurchase at the option of Holders (I) U.S. Government Obligations (denominated in the same currency or units of currency in which such Securities are payable) which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity or Redemption Date, as the case may be, money in an amount, or (II) a combination of money or U.S. Government Obligations as provided in (I) above, in each case, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Issuer or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer; and

          (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section or if money or U.S. Government Obligations shall have been deposited with or received by the Trustee pursuant to Section 403, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.

          (a) Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to
Section 401, 403 or 1008 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 401, 403 or 1008, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) to the persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 401, 403 or 1008.

          (b) The Issuer shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 401, 403 or 1008 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

          (c) The Trustee shall deliver or pay to the Issuer or any Guarantor, as applicable, from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 401, 403 or 1008 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money was deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.

SECTION 403.  SATISFACTION, DISCHARGE AND DEFEASANCE OF SECURITIES
              OF ANY SERIES.

          The Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any series (and any Guarantor shall be deemed to have been discharged from its obligations with respect to such Securities) on the 91st day after the date of the deposit referred to in subparagraph (e) hereof, and the provisions of this Indenture, as it relates to such Outstanding Securities of such series, shall no longer be in effect (and the Trustee, at the expense of the Issuer, shall at Company Request execute proper instruments acknowledging the same), except as to:

          (a) the rights of Holders of Securities of such series to receive, from the trust funds described in subparagraph (e) hereof, (i) payment of the principal of (and premium, if any) and each installment of principal of (and premium, if any) or interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Issuer pursuant to subparagraph (i) hereof and (ii) the benefit of any mandatory sinking fund payments applicable to the Securities of such series on the day of which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

          (b) the Issuer's and any Guarantor's obligations with respect to such Securities of such series under Sections 305, 306, 1002 and 1003, if the Issuer shall have irrevocably designated a Redemption Date pursuant to subparagraph (i) hereof, Sections 1101, 1104 and 1106 as they apply to such Redemption Date;

          (c) the Issuer's obligations with respect to the Trustee under Section 607; and

          (d) the rights, powers, trust and immunities of the Trustee hereunder and the duties of the Trustee under Section 402 and, if the Issuer shall have irrevocably designated a Redemption Date pursuant to subparagraph (i) hereof, Article Eleven and the duty of the Trustee to authenticate Securities of such series on registration of transfer or exchange;

PROVIDED that, the following conditions shall have been satisfied:

          (e) the Issuer or any Guarantor has deposited or caused to be irrevocably deposited (except as provided in Section 402(c) and the last paragraph of Section 1003) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money, in the currency or units of currency in which such Securities are payable, in an amount, or
     (ii) (except as provided in a supplemental indenture with respect to such series) if Securities of such series are not subject to repurchase at the option of Holders, (A) U.S. Government Obligations (denominated in the same currency or units of currency in which such Securities are payable) which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (e) money in an amount or (B) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Issuer pursuant to subparagraph (i) hereof and (y) any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities of such series;

          (f) the Issuer has delivered to the Trustee an Opinion of Counsel to the effect that such provision would not cause any Outstanding Securities of such series then listed on any national securities exchange to be delisted as a result thereof;

          (g) no Event of Default or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date;

          (h) the Issuer has delivered to the Trustee an unqualified opinion, in form and substance satisfactory to the Trustee, of independent counsel selected by the Issuer and satisfactory to the Trustee to the effect that
     (i) Holders of the securities will not recognize income, gain or loss for Federal income tax purposes as a result of the deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if that deposit, defeasance and discharge had not occurred and (ii) the defeasance trust is not, or is registered as, an investment company under the Investment Company Act of 1940;

          (i) if the Issuer or any Guarantor has deposited or caused to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of a series to and including a Redemption Date on which all of the Outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Issuer not less than 30 nor more than 60 days prior to such Redemption Date in accordance with Section 1104;

          (j) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Securities have been complied with; and

          (k) in the case of an election by the Issuer to exercise its rights under either Section 401 or Section 403, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that (i) payments from the defeasance trust will be free and exempt from any and all withholding and other taxes imposed or levied by or on behalf of Canada or any political subdivision thereof having the power to tax, and (ii) Holders of the Securities of such series will not recognize any income, gain or loss for Canadian income tax and other Canadian tax purposes as a result of such deposit and defeasance or covenant defeasance, as applicable, and will be subject to Canadian income tax and other Canadian tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance or defeasance, as applicable, had not occurred.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  EVENTS OF DEFAULT.

          "EVENT OF DEFAULT", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be affected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the payment of any sinking fund installment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Issuer, UtiliCorp or any other Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer, UtiliCorp or any other Guarantor, as the case may be, by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

          (5) any Guarantee shall for any reason cease to be, or shall for any reason be asserted in writing by any Guarantor or the Issuer not to be, in full force and effect and enforceable in accordance with its terms except to the extent contemplated by this Indenture and any such Guarantee; or

          (6) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Issuer, UtiliCorp, or any other Guarantor (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Issuer, UtiliCorp or any other Guarantor (including this Indenture), whether such indebtedness now exists or shall hereafter be created which default shall have resulted in such indebtedness in an aggregate principal amount exceeding $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Issuer to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

          (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer, UtiliCorp, or any other Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer, UtiliCorp, or any other Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer, UtiliCorp, or any other Guarantor under applicable United States Federal or State law, appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer, UtiliCorp, or any other Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and, the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (8) the commencement by the Issuer, UtiliCorp, or any other Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer, UtiliCorp, or any other Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer, UtiliCorp, or any other Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer, UtiliCorp, or any other Guarantor in furtherance of any such action; or

          (9) any other Event of Default provided in the supplemental indenture or provided in or pursuant to the Board Resolution under which such series of Securities is issued or in the form of Security for such series.

SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Issuer or any Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest, if any, on all Securities of that series,

               (B) the principal of and premium, if any, on any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon any overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of and accrued interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Issuer, UtiliCorp, and any other Guarantor covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

the Issuer, UtiliCorp, or any other Guarantor will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest and on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Issuer, UtiliCorp, or any other Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer, UtiliCorp, any other Guarantor, or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, UtiliCorp, any other Guarantor, or any other obligor upon such Securities, wherever situated.

          If any Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights.

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, UtiliCorp, any other Guarantor, or any other obligor upon the Securities or the property of the Issuer, UtiliCorp, any other Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer, UtiliCorp, or any other Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustees (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee, to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order with respect to the Securities of any series, at the date or dates fixed by the Trustee and in case of the distribution of such money an account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     607;

          SECOND: In case the principal and premium, if any, of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon the overdue installments of interest at the rate prescribed therefor in such Securities such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal or premium, if any, of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by law) upon overdue installments of interest at the rate prescribed therefor in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and any premium and interest, without preference or priority of principal over interest, or of interest over principal or premium, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and any premium and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or any other Person lawfully entitled thereto.

SECTION 507.  LIMITATION ON SUITS.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered, to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, UtiliCorp, any other Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences except a default

          (1) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

          The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) Except during the continuance of an Event of Default with respect to the Securities of any series,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  NOTICE OF DEFAULTS.

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Issuer or any Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to expend or risk its own funds or to exercise, at the request or direction of any of the Holders, any of the rights or powers vested in it by this Indenture pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled upon reasonable request to examine the books, records and premises of the Issuer, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trust makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

SECTION 605.  MAY HOLD SECURITIES.

          The Trustee, any Authenticating Agent, any paying Agent, any Security Registrar or any other agent of the Issuer, UtiliCorp or any other Guarantor in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer, UtiliCorp or any other Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

SECTION 607.  COMPENSATION AND REIMBURSEMENT.

          The Issuer agrees

          (1) to pay to the Trustee from time to time such compensation as is agreed upon in writing, or, if no such agreement exists, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel, which compensation, expenses and disbursements shall be set forth in sufficient detail), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of, any of its powers or duties hereunder.

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

          (1) The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded for purposes of the conflicting interest provisions of such Section 310(b) the Securities of every other series issued under this Indenture. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer, specifying the day upon which the resignation is to take effect. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 608 with respect to any series of Securities after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee's co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.

          If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor).

SECTION 614.  AUTHENTICATING AGENTS.

          From time to time the Trustee, in its sole discretion, may appoint one or more Authenticating Agents with respect to one or more series of Securities with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Securities of such series or in connection with transfers and exchanges under Sections 304, 305, 306, and 1107 as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities by an Authenticating Agent pursuant to this Section shall be deemed to be authentication and delivery of such Securities "by the Trustee." Each such Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which any Authenticating Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation, or to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

          An Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as the names and addresses of such Holders appear on the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          The Trustee shall incur no liability for the appointment of any Authenticating Agent with respect to the Securities of one or more series or for any misconduct or negligence of such Authenticating Agent, including without limitation, its authentication of the Securities upon original issuance or pursuant to Section 306. In the event the Trustee does incur liability for any such misconduct or negligence of the Authenticating Agent, the Issuer agrees to indemnify the Trustee for, and hold it harmless against, any such liability, including the costs and expenses of defending itself against any liability in connection with such misconduct or negligence of the Authenticating Agent.

          If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities of the series designated herein referred to in the within-mentioned indenture.

                                       By    Bank One Trust Company, N.A.
                                           --------------------------------
                                                       As Trustee


                                       By
                                           --------------------------------
                                                 As Authenticating Agent


                                       By
                                           --------------------------------
                                                   Authorized Officer


                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

SECTION 701.  ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

          The Issuer will furnish or cause to be furnished to the Trustee with respect to the Securities of each series

          (a) semi-annually, not later than 15 days after each Regular Record Date, or, in the case of any series of Securities on which semi-annual interest is not payable, not more than 15 days after such semi-annual dates as may be specified by the Trustee, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or semi-annual date, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Trustee is Security Registrar for any series of Securities, no such list shall be required to be furnished with respect to any such series.

SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) if three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703.  REPORTS BY TRUSTEE.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Issuer and the Guarantor. The Issuer or the Guarantor will notify the Trustee promptly when any Securities are listed on any national stock exchange or any delisting thereof.

SECTION 704.  REPORTS BY ISSUER.

          The Issuer shall:

          (1) file with the Trustee, within 15 days after the Issuer or any Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer or any Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer or any Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange, as may be prescribed from tine to time in such rules and regulations; PROVIDED, HOWEVER, that the Issuer shall have no obligation to file such reports with the Trustee so long as (A) no Securities of any series are Outstanding or
     (B) UtiliCorp remains the Guarantor and it has provided to the Trustee such reports pursuant to that certain indenture between UtiliCorp and the Trustee (as successor to The First National Bank of Chicago) dated November 1, 1990;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer or any Guarantor with the conditions and covenants of this Indenture, as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (1) and (2) of this Section, as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE EIGHT

                CONSOLIDATION, MERGER, CONVEYANCE, SALE OR LEASE

SECTION 801.  ISSUER  AND GUARANTORS MAY CONSOLIDATE, ETC., ONLY ON
              CERTAIN TERMS.

          The Issuer, UtiliCorp, and any other Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) in case the Issuer or such Guarantor, as the case may be, shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer or such Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer or such Guarantor substantially as an entirety shall be a Person (other than a natural person) which, in the case of the Issuer, is organized or existing under the laws of Canada, or any province thereof or the United States of America, any state thereof or the District of Columbia, or, in the case of the Guarantor, is organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and which, in either case, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Securities or the obligations under the Guarantees, as the case may be, and the performance of every covenant of this Indenture on the part of the Issuer or such Guarantor to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer, such Guarantor or a Subsidiary as a result of such transaction as having been incurred by the Issuer, such Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer or such Guarantor, as the case may be, would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Issuer, such Guarantor or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities and, if applicable, Guarantees equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Issuer or such Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  SUCCESSOR PERSON TO BE SUBSTITUTED.

          Upon any consolidation with or merger by the Issuer or any Guarantor into any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer or such Guarantor substantially as an entirety in accordance with Section 80l, the successor Person formed by such consolidation or into which the Issuer or Guarantor, as applicable, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer or any Guarantor, as applicable, under this Indenture and any Guarantees with the same effect as if such successor Person had been named as the Issuer or Guarantor, as applicable, herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, the Securities, and any Guarantees, as the case may be.

SECTION 803.  ASSIGNMENT OF ISSUER'S OBLIGATIONS.

          The Issuer may assign its obligations under the Securities and this Indenture to any other wholly owned Subsidiary of the Guarantor duly organized and existing under the laws of Canada or the United States of America at any time without the consent of the Trustee or any Holder, provided that the assignee agrees to be bound by the terms of this Indenture and the Securities, and the Guarantee remains in full force and effect. Upon any such assignment by the Issuer, the Person to whom such assignment is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture and the Securities, with the same effect as if such Person had been named as the Issuer herein and therein, and thereafter, the assignor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. A copy of the agreement evidencing such assignment shall be provided to the Trustee by the Issuer, promptly after the effective date of such assignment.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Issuer, UtiliCorp, any other Guarantor, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Issuer or any Guarantor and the assumption by any such successor of the covenants and obligations of the Issuer herein pursuant to Article 8;

          (2) to add to the covenants of the Issuer or any Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer;

          (3) to add any additional Events of Default;

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form, or to permit or facilitate the issuance of extendible or remarketed Securities;

          (5) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination shall become effective only as to the Securities of any series created by such supplemental indenture and Securities of any series subsequently created to which such change or elimination is made applicable by the subsequent supplemental indenture creating such series;

          (6) to secure the Securities;

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301;

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b);

          (9) to provide for any rights of the Holders of Securities of any series to require the repurchase of Securities of such series by the Issuer;

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

          (11) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to Holders, which does not involve a change described in clause (1), (2) or (3) of Section 902 hereof and which, in the judgment of the Trustee, is not to the prejudice of the Trustee, including, without limitation, to provide for the duties, responsibilities and compensation of the Trustee as a transfer agent in the event one registered Security of any series is issued in the aggregate principal amount of all Outstanding Securities of such series in which Holders will hold an interest.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture (voting as one class), by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, UtiliCorp, and any Guarantor when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer, UtiliCorp and any other Guarantor, and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                  ARTICLE TEN

                                    COVENANTS

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

          The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

          The Issuer will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and, in such event, the Trustee shall act as the Issuer's agent to receive such presentations, surrenders, notices and demands.

          The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

          If the Issuer shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Issuer shall have one or more Paying Agents for any series of Securities, it will, no later than 10:00 a.m., New York time, on, or, prior to, each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum in immediately available funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its failure so to act.

          The Issuer will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and


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          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          The Issuer initially authorizes the Trustee to act as Paying Agent for the Securities on its behalf and as agent of the Issuer where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Issuer may at any time and from time to time authorize one or more Persons to act as Paying Agent or as such agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer or any Guarantor on Company Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer or such Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City, County and State of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

SECTION 1004.  CORPORATE EXISTENCE.

          Subject to Article Eight, the Issuer, UtiliCorp and any other Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and will use its best efforts to do or cause to be done all things necessary to preserve and keep in full force and effect its rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Issuer, UtiliCorp and any other Guarantor shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer, UtiliCorp and each Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.


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SECTION 1005.  MAINTENANCE OF PROPERTIES.

          The Issuer, UtiliCorp and each Guarantor will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs; renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer, UtiliCorp and each Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Issuer, UtiliCorp and each Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Issuer, UtiliCorp and each Guarantor desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.  PAYMENT OF TAXES AND OTHER CLAIMS.

          The Issuer, UtiliCorp and each Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer, UtiliCorp and each Guarantor or any Subsidiary or upon the income, profits or property of the Issuer, UtiliCorp and each Guarantor or any of their respective Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer, UtiliCorp and each Guarantor or any of their respective Subsidiaries; PROVIDED, HOWEVER, that the Issuer, UtiliCorp and each Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007.  STATEMENT BY OFFICERS AS TO DEFAULT.

          So long as any of the Securities remain outstanding, the Issuer and UtiliCorp (or such other Guarantor) will deliver to the Trustee on or before May 15, 2002, and on May 15 in each year thereafter, an Officers' Certificate stating that in the course of the performance by each signer of his duties as an officer of the Issuer or UtiliCorp (or such other Guarantor), as applicable, he would normally have knowledge of any default by the Issuer or UtiliCorp (or such other Guarantor), as applicable, in the performance and observance of any of the covenants or conditions contained in this Indenture to be complied with by the Issuer and UtiliCorp (or such other Guarantor), respectively, stating whether or not he has knowledge of any such default and, if so, specifying each such default of which such signer has knowledge and the nature thereof. Such certificate need not include a reference to any non-compliance that has been fully cured prior to the date as of which such certificate speaks.

SECTION 1008.  DEFEASANCE OF CERTAIN OBLIGATIONS.

          The Issuer may omit to comply with any term, provision or condition set forth in Sections 801, 1004, 1005 and 1006 with respect to the Securities of any series, provided that the following conditions shall have been satisfied:


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          (1) The Issuer or any Guarantor has deposited or caused to be irrevocably deposited (except as provided in Section 402(c) and the last paragraph of Section 1003) with the Trustee (specifying that each deposit is pursuant to this Section 1008) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (i) money in the currency or units of currency in which such Securities are payable in an amount, or
     (ii) (except as provided in a supplemental indenture with respect to such series) if Securities of such series are not subject to repurchase at the option of Holders, (A) U.S. Government Obligations (denominated in the same currency or units of currency in which such Securities are payable) which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (1) money in an amount, or (B) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Issuer pursuant to subparagraph (4) of this Section and (y) any mandatory sinking fund payments applicable to the Securities of such series on the day on which payments are due and payable in accordance with the terms of the Indenture and of the Securities of such series;

          (2) No Event of Default or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

          (3) The Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect (i) that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations; (ii) that such provision would not cause any outstanding Securities of such series then listed on any national securities exchange to be delisted as a result thereof; and (iii) that the defeasance trust is not, or is registered as, an investment company under the Investment Company Act of 1940; and

          (4) If the Issuer or any Guarantor has deposited or caused to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of a series to and including a Redemption Date on which all of the Outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Issuer not less than 30 nor more than 60 days prior to such Redemption Date in accordance with Section 1104.


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SECTION 1009.  WAIVER OF CERTAIN COVENANTS.

          The Issuer may omit in any particular instance to comply with any term, provision or condition set forth in Section 1004 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority of the aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived and until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.  APPLICABILITY OF ARTICLE.

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Issuer to redeem any Securities shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Issuer of less than all the Securities of any series, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed, such notice to be accompanied by a written statement signed by an authorized officer of the Issuer stating that no defaults in the payment of interest or Events of Default with respect to the Securities of that series have occurred (which have not been waived or cured) in the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.


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          Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Security Registrar at least 60 days prior to the Redemption Date as being owned of record and beneficially by, and not pledged or hypothecated by either
(a) the Issuer or (b) an entity specifically identified in such written statement which is an Affiliate of the Issuer.

          The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  NOTICE OF REDEMPTION.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable, upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.


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SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.

          On, in the case of same day funds, or in all other cases at least one Business Day prior to any Redemption Date, the Issuer shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date (to the extent that such amounts are not already on deposit at such time in accordance with the provisions of Section 401, 403 or 1008).

SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.  SECURITIES REDEEMED IN PART.

          Any Security (including any Global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall deliver to the Holder of such Security without service charge, a new Security or Securities of the same series of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; PROVIDED, that if the Security to be redeemed is a Global Security the new Security shall be in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.


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                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.  APPLICABILITY OF ARTICLE.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction, as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 309, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund Redemption Price specified in such Securities.

SECTION 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND.

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee an Officers' Certificate specifying (a) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (b) whether or not the Issuer intends to exercise its right, if any, to make an optional sinking fund payment with respect to such series an the next ensuing sinking fund payment date and, if so, the amount of such optional sinking fund payment, and (c) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to section 1202, and will also deliver to the Trustee any securities to be to delivered. Such written statement shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall

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constitute, on and as of such date, the irrevocable election of the Issuer
(i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect therefor and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

          Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

          The Trustee shall not redeem or cause to be redeemed any Security of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest with respect to Securities of that series at an Event of Default with respect to the Securities of that series except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 513 or the default or Event of Default cured on or before the 60th day preceding the sinking fund payment date, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such securities.


                                ARTICLE THIRTEEN

                                   GUARANTEES

SECTION 1301.  GUARANTEE.

          Except as otherwise provided herein, UtiliCorp and each other Person that becomes a Guarantor after the date of this Indenture hereby, jointly and severally, fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of and interest on such Security and all other obligations of the Issuer under this Indenture when and as the same shall become due and payable, whether at the stated maturity, by acceleration, upon a call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture. Each Guarantee shall be a direct, unsecured obligation of each Guarantor and rank pari passu with all existing and future unsecured and unsubordinated indebtedness of each Guarantor. Each Guarantor hereby, jointly and severally, fully and unconditionally, also guarantees to the Trustee the due and punctual payment of all obligations of the Issuer to the Trustee under this Indenture. In case of the failure of the Issuer punctually to make any such payment, each Guarantor hereby, jointly and severally, agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity, by acceleration, upon a call for redemption or otherwise, and as such payment were made by the Issuer.

          Each Guarantor hereby, jointly and severally, agrees that in the event of an Event of Default its obligations hereunder shall be as if it were a principal debtor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Securities or this Indenture, any failure to enforce the provisions of any Securities or this Indenture, any waiver, modification or indulgence granted to the Issuer with respect thereto, by any Holder or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or Guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of any Security of the Issuer or the interest rate thereon or increase any premium payable upon redemption thereof. Each Guarantor hereby, jointly and severally, waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, the benefit of discussion, protest or notice with respect to any Securities or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of such security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to such Securities except by payment in full of the principal thereof and any premium and interest thereon or as provided in Article Four or Section 801. If any Holder or the Trustee is required by any court or otherwise to return to the Issuer, UtiliCorp, any other Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to such Issuer or Guarantor, as the case may be, any amount paid by such Issuer or Guarantor to the Trustee or such Holder, this Guarantee to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between any Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby.

          For greater clarity, each Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation or reorganization, should the Issuer become insolvent or make an assignment for the benefit of its creditors or should a receiver or trustee be appointed for any part of the Issuer's assets, and shall (to the fullest extent permitted by law) continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Securities shall (to the fullest extent permitted by law) be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


                                       60
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          Any term or provision of any Guarantee to the contrary
notwithstanding, the aggregate amount of the obligations guaranteed hereunder shall be reduced to the extent necessary to prevent such Guarantee from violating or becoming voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          Each Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Guarantee.

          Each Guarantor hereby waives any right of set-off which it may have against any Holder of Securities in respect of any amounts which are or may become payable by such Holder to the Issuer.

          No past, present or future stockholder, officer, director, employee or incorporator of UtiliCorp or any other Guarantor shall have any personal liability under the Guarantees contained in this Section 1301 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

          The Guarantees set forth in this Section 1301 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

SECTION 1302. EXECUTION AND DELIVERY OF GUARANTEES.

          The Guarantees to be endorsed on the Securities shall automatically be deemed to include the terms of the Guarantee set forth in Section 1301 and shall be substantially in the form established pursuant to Section 202. Each Guarantor hereby agrees to execute its Guarantee, in a form established pursuant to
Section 202, to be endorsed on each Security authenticated and delivered by the Trustee.

          The Guarantee shall be executed on behalf of each respective Guarantor by any one of such Guarantor's Chairman of the Board, President, Vice Presidents or other Person duly authorized by the Board of Directors of such Guarantor. The signature of any or all of these Persons on the Guarantee may be manual or facsimile.

          A Guarantee bearing the manual or facsimile signature of individuals who were at the time the proper officers of the Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and deliver of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantors and shall bind each Guarantor notwithstanding the fact that the Guarantee does not bear the signature of such Guarantor. Each of the Guarantors hereby, jointly and severally,



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agrees that its Guarantee set forth in Section 1301 and in the form of Guarantee established pursuant to Section 202 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

SECTION 1303. RELEASE OF GUARANTEES.

          Notwithstanding anything in this Article Thirteen to the contrary, concurrently with the payment in full of the principal of, premium, if any, and interest on the Securities, the Guarantors shall be released from and relieved of their obligations under this Article Thirteen. Upon the delivery by the Issuer to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Issuer in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required by the Guarantors in order to evidence the release the Guarantors from their obligations under this Guarantee. If any of the obligations to pay the principal of, premium, if any, and interest on the Securities and all other obligations of the Issuer are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the principal of, premium, if any, and interest on the Securities are paid in full, and each Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.


                                ARTICLE FOURTEEN

                   ADDITIONAL AMOUNTS; CERTAIN TAX PROVISIONS

SECTION 1401.  PAYMENT OF ADDITIONAL AMOUNTS.

          All payments made by the Issuer, UtiliCorp, and any other Guarantor under or with respect to the Securities and the Guarantees will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, levies, imposts, assessments or governmental charges of whatever nature ("TAXES"), imposed or levied by or on behalf of any laws or regulations of Canada or any political subdivision or taxing authority thereof or therein having the power to tax (a "TAXING AUTHORITY"), unless the Issuer, UtiliCorp or such Guarantor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof.

          In the event that the Issuer, UtiliCorp or such Guarantor is required to so withhold or deduct any amount for or on account of any Taxes from any payment made under or with respect to the Securities or the Guarantees, as the case may be, the Issuer, UtiliCorp or such Guarantor, as the case may be, will pay such additional amounts (the "ADDITIONAL AMOUNTS") as may be necessary so that the net amount received by each Holder of Securities (including Additional Amounts) after such withholding or deduction will equal the amount that such Holder would have received if such Taxes had not been required to be withheld or deducted; PROVIDED that no Additional Amounts will be payable with respect to a payment made to a Holder of Securities to the extent:


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          (1) that any such Taxes would not have been so imposed but for the existence of any present or former connection between such Holder and the relevant Taxing Authority imposing such Taxes (other than the mere receipt of such payment, acquisition, ownership, or disposition of such Securities or the exercise or enforcement of rights under such Securities, the Guarantees or this Indenture);

          (2) of any estate, inheritance, gift, sales, transfer, or personal property Tax imposed with respect to such Securities, except as otherwise provided herein;

          (3) that any such Taxes would not have been so imposed but for the presentation of such Securities (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the beneficiary or Holder thereof would have been entitled to Additional Amounts had the Securities been presented for payment on any date during such 30-day period; or

          (4) that such Holder would not be liable or subject to such withholding or deduction of Taxes but for the failure to make a valid declaration of non-residence or other similar claim for exemption, if (x) the making of such declaration or claim is required or imposed by statute, treaty, regulation, ruling or administrative practice of the relevant Taxing Authority as a precondition to an exemption from, or reduction in, the relevant Taxes, and (y) at last 60 days prior to the first payment date with respect to which the Issuer, UtiliCorp or such Guarantor shall apply this clause 4, the Issuer, UtiliCorp or such Guarantor shall have notified all Holders of Securities in writing that they shall be required to provide such declaration or claim.

     The Issuer, UtiliCorp or such Guarantor, as applicable, will also (i) make such withholding or deduction of Taxes and (ii) remit the full amount of Taxes so deducted or withheld to the relevant Taxing Authority in accordance with all applicable laws. The Issuer, UtiliCorp or such Guarantor, as applicable, will use their reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Authority imposing such Taxes. The Issuer, UtiliCorp or such Guarantor, as the case may be, will, upon request, make available to the Holders of the Securities, within 60 days after the date the payment of any Taxes so deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Issuer, UtiliCorp or such Guarantor or if, notwithstanding the Issuer's, UtiliCorp's or such Guarantor's efforts to obtain such receipts, the same are not obtainable, other evidence of such payments by the Issuer, UtiliCorp or such Guarantor.

          At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Issuer, UtiliCorp or such Guarantor will be obligated to pay Additional Amounts with respect to such payment, the Issuer, UtiliCorp or such Guarantor will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information as is necessary to enable such Trustee to pay such Additional Amounts to Holders of Securities on the payment date.


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          The foregoing provisions shall survive any termination of the discharge of this Indenture and shall apply mutatis mutandis to any jurisdiction in which any successor Person to the Issuer, UtiliCorp or such Guarantor, as the case may be, is organized or is engaged in business for tax purposes or any political subdivisions or taxing authority or agency thereof or therein.

          In addition, the Issuer will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest, penalties and Additional Amounts with respect thereto, payable in Canada or the United States or any political subdivision or taxing authority of or in the foregoing in respect of the creation, issue, offering, enforcement, redemption or retirement of the Securities.

          Whenever in this Indenture or the Securities there is mentioned, in any context, the payment of principal, redemption price, interest or any other amount payable under or with respect to any Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.


                                     * * * *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.










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          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                       UTILICORP CANADA FINANCE CORPORATION,
                                       as Issuer


                                       By: /s/ Stephen A. Raniseth
                                           --------------------------------
                                       Name:   Stephen A. Raniseth
                                       Title:  Treasurer




                                       UTILICORP UNITED INC.,
                                       as Guarantor


                                       By: /s/ Dale J. Wolf
                                           --------------------------------
                                       Name:   Dale J. Wolf
                                       Title:  Senior Vice President-Finance,
                                               Treasurer and Corporate Secretary





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                                       BANK ONE TRUST COMPANY, N.A.,
                                       as Trustee


                                       By:  /s/ Joseph J. Morand
                                           --------------------------------
                                       Name:    Joseph J. Morand
                                       Title:   Vice President









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